U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): June 9, 2005

                      5G WIRELESS COMMUNICATIONS, INC.
             (Exact Name of Company as Specified in Its Charter)

          Nevada                      0-30448                  20-0420885
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

        4136 Del Rey Avenue, Marina del Rey, California         90292
          (Address of Principal Executive Offices)            (Zip Code)

       Company's telephone number, including area code:  (310) 448-8022



          Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 30, 2006, the Company consummated a private placement financing transaction pursuant to a Securities Purchase Agreement with Castellum Investments, S.A. whereby this investor purchased $290,000 Series B 10% convertible preferred stock of the Company (see
Exhibit 4).

     Under the Certificate of Designation for the preferred stock, the preferred stock is convertible into shares of the Company's common stock at a conversion price equal to the lesser of: (i) if converted without benefit of a registration statement, 75% of the lowest close bid of the common stock as reported by the market or exchange on which the common stock is listed or quoted for trading or quotation on the date in question for the 20 trading days preceding the conversion date for each full share of convertible preferred stock held; (ii) if converted with the benefit of a registration statement, 85% of the lowest close bid of the common stock as reported by the trading market for the 20 trading days preceding the conversion date for each full share of convertible preferred stock held; and (iii) the face amount per share.

     In connection with the Securities Purchase Agreement, the Company granted to the Investor certain "piggyback" registration rights under a Registration Rights Agreement, dated May 30, 2006, to the shares to be issued upon conversion of the preferred stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     (a) On June 9, 2005, 5G Wireless issued a total of 14,429 (post reverse split) shares of common stock as a partial conversion of $1,000,000 in convertible notes (September 2004) (principal and accrued interest) under the Longview subscription agreements, valued at a total of $23,987 ($1.66 (post reverse split) per share). See
Exhibit 4.4.

     (b)   Between September 7, 2005 and September 30, 2005, 5G
Wireless issued a total of 68,063 (post reverse split) shares of common stock as a partial conversion of the $1,000,000 in convertible notes (September 2004 & March 2005) (principal and accrued interest) under the Longview subscription agreements, valued at a total of $54,172 ($0.80 (post reverse split) per share). See Exhibits 4.4 and 4.5.

     (c) On September 30, 2005, 5G Wireless issued a total of 190,602 (post reverse split) shares of common stock as a partial conversion of the $805,000 convertible notes (principal and accrued interest), valued at a total of $151,400 ($0.79 (post reverse split) per share). See Exhibit 4.3.

     (d) In October 2005, 5G Wireless issued a total of 242,857 (post reverse split) shares of common stock as a partial conversion of the $1,000,000 in convertible notes (September 2004) (principal and accrued interest) under the Longview subscription agreements, valued at a total of $188,091 ($0.77 (post reverse split) per share). See Exhibit 4.4.

     (e) On November 11, 2005, 5G Wireless issued shares totaling 2,600 (post reverse split) shares of common stock to a consultant for services. The shares had an aggregate value of $11,000 (average of $4.23 (post reverse split) per share).

     (f)  In November 21, 2005, 5G Wireless issued a total of
66,776 (post reverse split) shares of common stock as a partial conversion of the $1,000,000 in convertible notes (September 2004) (principal and accrued interest) under the Longview subscription agreements, valued at a total of $55,521 ($0.83 (post reverse split) per share). See Exhibit 4.4.

     (g) On December 22, 2005, 5G Wireless issued shares totaling 143,301 (post-reverse split) shares of common stock as final conversion of the $135,000 in convertible notes. The shares had an aggregate value of $87,360 (average of $0.61 (post reverse split) per share). See Exhibit 4.1.

     (h) On January 31, 2006, 5G Wireless also issued a total of 128,818 (post reverse split) shares of common stock to fifteen employees, including the chief executive officer and the executive vice president, as compensation. These shares had an aggregate value of $103,054 (average of $0.80 (post reverse split) per share).

     (i) On February 1, 2006 5G Wireless issued a total of 122,449 (post reverse split) to Utek to find new wireless technology being developed by the university research and development departments. The shares had an aggregate value of $123,964 (average of $1.01 (post reverse split) per share).

     (j) On February 6, 2006, 5G Wireless issued a total of 11,829 (post reverse split) shares of common stock to a consultant for services rendered. The shares had an aggregate value of $10,764
(average of $0.91 (post reverse split) per share).

     (k)  On February 6, 2006, 5G Wireless issued a total of 66,667
(post reverse split) shares of common stock to Boomerang Networks for the acquisition of the assets of 5G Wireless. The shares had an aggregate value of $50,000 (average of $0.75 (post reverse split) per share).

     (l) During the quarter ended March 31, 2006, 5G Wireless issued 30,784 (post reverse split) and 20,720 (post reverse split) shares of common stock to the chief executive officer and the executive vice president, respectively, and one employee for 6,907 (post reverse split) shares of common stock, to settle accrued salaries for 2002, 2003, and 2004. These shares had an aggregate value of $52,886 (average of $0.82 (post reverse split) per share).

     (m)  On April 25, 2006 5G Wireless issued shares totalling
25,000 (post reverse split) for professional services. These shares had an aggregate value of $10,250 (average of $0.41 (post reverse split) per share).

     (n)  In May 2006 5G Wireless issued shares totalling 674,749
(post reverse split) restricted shares of common stock under a Regulation S offering to eight Investor for a total consideration of $224,629 ($0.33 (post reverse split) per share).

     (o) On May 30, 2006, 5G Wireless issued a total of 460,000 (post reverse split) shares of common stock as a partial conversion of the $1,000,000 in convertible notes (March 2005) (principal and accrued interest) under the Longview subscription agreements, valued at a total of $103,550 ($0.22 (post reverse split) per share). See
Exhibit 4.5

     (p)  On June 21, 2006 the company issued shares totalling
165,322 (post reverse split) restricted shares of common stock under a Regulation S offering to eight Investor for a total consideration of $54,632 ($0.39 (post reverse split) per share).

     (q) On June 26, 2006, the 5G Wireless issued a total of 511,124 (post reverse split) shares of common stock as a partial conversion of the $805,000 convertible notes (principal and accrued interest), valued at a total of $108,870 ($0.21 (post reverse split) per share). See Exhibit 4.3

     (r) On June 27, 2006, the 5G Wireless issued a total of 160,908 (post reverse split) shares of common stock as conversion of the $250,000 convertible notes (principal and accrued interest), which was to convert into 145,558 on March 4, 2006 but had not been issued until June 27, 2006, valued at a total of $88,500 ($0.55 (post reverse split) per share). See Exhibit 4.2.

     (s)  On June 27, 2006, 5G Wireless issued 11,666, 4,166, and 833 restricted shares of common stock to Longview Fund, LP, Longview
Equity Fund, LP, and Longview International Equity Fund, LP, respectively, in connection with the exercise of warrants issued by 5G Wireless on March 22, 2005. See Exhibit 4.5.

     (t)  On June 30, 2006, 5G Wireless issued a total of 125,000
(post reverse split) shares of common stock to a consultant for services. The shares had an aggregate value of $50,000 (average of $0.40 (post reverse split) per share). See Exhibit 10.3.

     (u) On July 11, 2006, 5G Wireless issued a total of 239,499 (post reverse split) shares of common stock to an individual who provided the guarantee on lease for the company. The shares had an aggregate value of $44,906 (average of $0.18 (post reverse split) per share). See Exhibit 10.1.

     (v)  On July 11, 2006, 5G Wireless issued a total of 77,866
(post reverse split) shares of common stock to three individuals for interest on loans provided to the company. The shares had an aggregate value of $14,600 (average of $0.18 (post reverse split) per share). Exhibits 10.2, 10.4, and 10.5.

     These sales, except for the conversions in connection with the Longview notes prior to October 21, 2005 and certain sales in May and June 2006, were undertaken under Rule 506 of Regulation D under the Securities Act of 1933. Each of the transactions did not involve a public offering and each of the Investor represented that he/she was a "sophisticated" or "accredited" investor as defined in Rule 502 of Regulation D. The sales under in connection with Longview were undertaken under the exemption from registration as set forth in Regulation E through 5G Wireless's then status as a business development company. The noted sales in May and June 2006 were undertaken in offshore transactions under Regulation S.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                              SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: July 12, 2006                   By: /s/ Don Boudewyn
                                       Don Boudewyn, Executive Vice President

                                   EXHIBIT INDEX

Number                             Description

4.1 Form of Subordinated, Convertible Note (total of $135,000) and Warrants Agreement between the Company and Investor (including the following exhibits: Exhibit A: Form of Convertible Subordinated Promissory Note; and Exhibit B:
        Form of Warrant Agreement) (incorporated by reference to
        Exhibit 4.10 of the Form 10-QSB filed on November 24, 2003)

4.2 Form of Promissory Note issued by the Company to Investor (total of $250,000), dated March 4, 2004
        (incorporated by reference to Exhibit 4.1 of the Form 10-
        QSB/A filed on May 28, 2004).

4.3     Form of Note Purchase Agreement between the Company and
        Investor (total of $805,000), dated March 4, 2004
        (incorporated by reference to Exhibit 4.2 of the Form 10-
        QSB/A filed on May 28, 2004).

4.4 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated September 22, 2004 (including the following items: Exhibit A1: Form of Class A Warrant; Exhibit A2: Form of Class B Warrant; Exhibit B: Funds Escrow Agreement; Exhibit E: Shares Escrow Agreement; Exhibit F: Form of Limited Standstill Agreement; Exhibit G:
        Security Agreement; and Exhibit H: Collateral Agent Agreement) (not including the following items: Attachment 1: Disclosure Schedule; Exhibit C: Form of Legal Opinion; Exhibit D: Form of Public Announcement on Form 8-K;
        Schedule 5(d): Additional Issuances; Schedule 5(q):
        Undisclosed Liabilities; Schedule 5(s): Capitalization;
        Schedule 9(e) Use of Proceeds; Schedule 9(q): Limited Standstill Providers; and Schedule 11.1: Other Securities to be Registered) (incorporated by reference to Exhibit 4 of the Form 8-K filed on September 30, 2004).

4.5 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated March 22, 2005 (including the following items: Exhibit A: Form of Class A Warrant; Exhibit B: Funds Escrow Agreement; Exhibit C: Security Agreement; Exhibit D: Collateral Agent Agreement; and Exhibit G: Form of Limited Standstill Agreement) (not including the following items: Attachment 1: Disclosure Schedule; Exhibit E: Legal Opinion; Exhibit F: Form of Public Announcement or Form 8-K; Schedule 5(d): Additional Issuances/Capitalization; Schedule 5(q): Undisclosed Liabilities; Schedule 5(x): Subsidiaries; Schedule 9(e) Use of Proceeds; and Schedule 9(p): Limited Standstill Providers) (incorporated by reference to Exhibit 4.1 of the Form 8-K filed on March 31, 2005).

4.6     Form of Secured Convertible Note between 5G Wireless
        Communications, Inc., on the one hand, and Holders on the other hand, dated March 22, 2005 (incorporated by reference to Exhibit 4.3 of the Form 8-K filed on March 31, 2005).

4.7 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated July 20, 2005 (including the following items: Exhibit A1: Form of Note; Exhibit A2: Form of Class A Warrant; Exhibit B: Funds Escrow Agreement; Exhibit D: Transfer Agent Instructions; Exhibit F: Form of Limited Standstill Agreement) (not including the following items: Exhibit C: Form of Legal Opinion; Exhibit E Form of Public Announcement; Schedule 4(a): Subsidiaries; Schedule 4(d): Additional Issuances/Capitalization; Schedule 4(q):
        Undisclosed Liabilities; Schedule 4(u): Disagreements of Accountants and Lawyers; Schedule 8(e) Use of Proceeds; and
        Schedule 8(q): Providers of Limited Standstill Agreements) (incorporated by reference to Exhibit 4 of the Form 8-K filed on July 25, 2005).

4.8     Modification and Amendment Agreement, dated July 26, 2005
        (incorporated by reference to Exhibit 4.2 of the Form 8-K/A filed on August 3, 2005).

4.9 Form of Stock Purchase Agreement between the Company and Castellum Investments, S.A., dated May 30, 2006 (including the following items: Exhibit A: Certificate of Designation, and Exhibit C: Form of Registration Rights Agreement. Not including the following items: Exhibit B: Investor Questionnaire; Exhibit D: Form of Opinion of Counsel;
        Schedule 3(c): outstanding shares; Schedule: 3(g): list of untimely filed reports; and Schedule I: list of Investor) (filed herewith)

10.1 Guarantor Agreement between 5G Wireless and Al Lang, dated May 25, 2006 (filed herewith).

10.2 Loan Agreement between 5G Wireless and Production Partners, Ltd., dated May 30, 2006 (filed herewith).

10.3 Consulting Agreement between 5G Wireless and Jason Meyers, dated May 30, 2006 (filed herewith).

10.4 Loan Agreement between 5G Wireless and Russell Janes, dated June 1, 2006 (filed herewith).

10.5 Loan Agreement between 5G Wireless and Thomas Janes, dated June 1, 2006 (filed herewith).